UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2009

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28104 (Commission File Number)	95-4527222 (I.R.S. Employer Identification No.)

22619 Pacific Coast Highway Malibu, California (Address of principal executive offices)	90265 (Zip Code)

Registrant's telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
July 1, 2009

ITEMS IN FORM 8-K

Page

Facing Page	1

Item 8.01 Other Events	3

Signatures	4

Exhibit Index

Item 8.01   Other Events

     On July 1, 2009, we issued a press release announcing that we have notified World Wrestling Entertainment, Inc. (“WWE”) that the joint venture between us and THQ intended to exercise its option to renew the WWE videogame license, which would otherwise expire on December 31, 2009, for an additional five (5) year term ending December 31, 2014.  THQ is disputing the validity of the extension notice, and litigation and arbitration proceedings have ensued regarding these matters.  A copy of such release is annexed hereto as an exhibit.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit                      Description

99.1                      July 1, 2009 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: July 1, 2009	By:	/s/ Joel M. Bennett
Joel M. Bennett
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit                      Description

99.1                      July 1, 2009 Press Release

5